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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 17, 2000
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                             INTERWEST BANCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)


           WASHINGTON                  0-26632                91-1691216
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  (State or other jurisdiction       (Commission        (IRS Employer Identi-
       of incorporation)             File Number)         fication Number)

                              275 S.E. Pioneer Way
                          Oak Harbor, Washington 98227
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                (Address of principal executive offices/Zip Code)

       Registrant's telephone number, including area code: (360) 679-4181
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ITEM 5.  OTHER EVENTS

         On August 17, 2000, the Board of Directors of InterWest Bancorp, Inc. (the "Company") voted to change the name of InterWest Bancorp, Inc. to Pacific Northwest Bancorp and InterWest Bank to Pacific Northwest Bank (the "Bank"), and to change the address of the Company and the Bank to 1111 Third Avenue, Suite 250, Seattle, Washington, 9810l. These changes will be effective September 1, 2000. On that date, the Company will begin trading on the NASDAQ stock marketing reporting system under the "PNWB" ticker symbol.

         The Bank facilities in Oak Harbor, Washington will continue their current operations with no relocation of its existing staff to occur as a result of these changes.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated:   August 28, 2000

                                       INTERWEST BANCORP, INC.



                                       By: /s/ Patrick M. Fahey
                                       -------------------------------------
                                       Patrick M. Fahey
                                       President and Chief Executive Officer


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